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                        SECURITY AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2003

                     National City Credit Card Master Trust
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          United States                  000-26342                       N/A
-----------------------------     ------------------------      ----------------------
(State or Other Jurisdiction      (Commission File Number)         (I.R.S. Employer
     of Incorporation)                                          Identification Number)



          1900 East 9th Street
            Cleveland, Ohio                                           44114-3484
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (216) 222-2000

                                       N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events
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         For the Distribution Date of April 15, 2003, The Bank of New York, as Trustee, made the monthly payments to Certificateholders in the Monthly Certificateholders' Statements.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------
    (a)  Financial statements of businesses acquired.

         Not applicable

    (b)  Pro forma financial information

         Not applicable

    (c)  Exhibit

         The following is filed herewith. The exhibit numbers correspond with
         Item 601 of Regulation S-K.

         Exhibit No.        Description
         -----------        -----------
         20.1               Series 2000-1 Monthly Certificateholders'
                            Statement dated April 10, 2003

         20.2               Series 2001-1 Monthly Certificateholders'
                            Statement dated April 10, 2003

         20.3               Series 2002-1 Monthly Certificateholders'
                            Statement dated April 10, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL CITY CREDIT CARD MASTER TRUST

                                        By: /s/ William F. Smith
Dated:   April 18, 2003                  -------------------------------------
                                           Name:   William F. Smith
                                           Title:  Executive Vice President
                                                   Credit Card Finance

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                                  EXHIBIT INDEX

Exhibit            Description
-------            -----------
20.1               Series 2000-1 Monthly Certificateholders' Statement dated April 10, 2003

20.2               Series 2001-1 Monthly Certificateholders' Statement dated April 10, 2003

20.3               Series 2002-1 Monthly Certificateholders' Statement dated April 10, 2003